                             SCHEDULE 14A TEMPLATE
===============================================================================


                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      GEORGIA BANK FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:


Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                       GEORGIA BANK FINANCIAL CORPORATION
                               3530 Wheeler Road
                             Augusta, Georgia 30909

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be held on April 25, 2001

TO THE SHAREHOLDERS OF GEORGIA BANK FINANCIAL CORPORATION:

     You are hereby notified that the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Georgia Bank Financial Corporation, a Georgia corporation (the "Company"), will be held at the offices of the Company located at 3530 Wheeler Road, Augusta, Georgia on April 25, 2001, at 4:00 p.m., Eastern time for the following purposes:

     1. To elect ten (10) directors to serve for a term ending on the date of the 2002 Annual Meeting of Shareholders or until their respective successors shall have been elected and qualified;

     2. To approve the Georgia Bank Financial Corporation 2000 Long-Term Incentive Plan;

     3. To transact such other business as may properly come before the Annual Meeting or an adjournment thereof.

     Shareholders of record at the close of business on March 28, 2001, are the only shareholders entitled to notice of and to vote at the Annual Meeting.

                                  By Order of the Board of Directors


                                  /s/ Travers W. Paine III
                                  -----------------------------------
                                  Travers W. Paine III
                                  Corporate Secretary

Augusta, Georgia
March 28, 2001

     EACH SHAREHOLDER IS URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN THE EVENT A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON. YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS.

                       GEORGIA BANK FINANCIAL CORPORATION
                               3530 Wheeler Road
                             Augusta, Georgia 30909

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS

To be Held on April 25, 2001

          This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Georgia Bank Financial Corporation (the "Company") to be held on April 25, 2001, at 4:00 p.m., Eastern time and at any adjournment thereof, for the purposes set forth in this Proxy Statement. The accompanying proxy is solicited by the Board of Directors of the Company. The Meeting will be held at the principal executive office of the Company located at 3530 Wheeler Road, Augusta, Georgia, 30909. This Proxy Statement and the accompanying Form of Proxy were first mailed to shareholders on or about March 29, 2001. The Company's 2000 Summary Annual Report to Shareholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2000, accompany this Proxy Statement.

                 VOTING AND REVOCABILITY OF PROXY APPOINTMENTS

          The Company has fixed March 28, 2001, as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Meeting. The Company's only class of stock is its common stock, par value $3.00 per share (the "Common Stock"). At the close of business on the Record Date, there were outstanding and entitled to vote 2,074,381 shares of the Common Stock held by approximately 728 shareholders of record, with each share being entitled to one vote. There are no cumulative voting rights. A majority of the outstanding shares of the Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold in certain cases), will be counted.

          All proxies will be voted in accordance with the instructions contained in the proxies. If no choice is specified, proxies will be voted "FOR" the election to the Board of Directors of all nominees listed below under "ELECTION OF DIRECTORS," "FOR" the proposal to "APPROVE THE GEORGIA BANK FINANCIAL CORPORATION 2000 LONG-TERM INCENTIVE PLAN," and at the proxy holders' discretion on any other matter that may properly come before the Meeting. Any shareholder may revoke a proxy given pursuant to this solicitation prior to the Meeting by delivering an instrument revoking it, by delivering a duly executed proxy bearing a later date to the Company, or by attending the Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Georgia Bank Financial Corporation, 3530 Wheeler Road, Augusta, Georgia, 30909,
Attention: Ronald L. Thigpen, Executive Vice President.

          The costs of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record will be borne by the Company.
Certain officers and employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies in addition to this solicitation by mail. The Company expects to reimburse brokers, banks, custodians, and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock held in their names.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

          The Bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than twenty-five directors, with the exact number to be determined by the Board of Directors, each having a term of office of one year and continuing thereafter until his or her successor has been elected and has qualified. The Board has established ten as the number of persons to constitute the Board of Directors for the coming year, and has nominated the following persons to serve for one year and until their successors are elected and qualified:

                                        Position with                Position with
Name                        Age         the Company                  the Bank (1)
----                        ---         ------------                  ------------

William J. Badger            50         Director                     Director

R. Daniel Blanton            50         President, Chief             President, Chief
                                        Executive Officer            Executive Officer
                                        and Director                 and Director

William P. Copenhaver        76         Director                     Director

Warren A. Daniel             53         Director                     Director

Edward G. Meybohm            57         Vice Chairman and            Chairman of the Board
                                        Director                     and Director

Travers W. Paine III         53         Corporate Secretary          Corporate Secretary
                                        and Director                 and Director

Robert W. Pollard, Jr.       50         Chairman of the Board,       Vice Chairman and
                                        and Director                 Director

Randolph R. Smith, M.D.      57         Director                     Director

Ronald L. Thigpen            49         Executive Vice President     Executive Vice President
                                        Chief Operating Officer      Chief Operating Officer
                                        and Director                 and Director

John W. Trulock, Jr.         55         Director                     Director
_____________________

(1) Georgia Bank & Trust Company of Augusta, the Company's commercial banking subsidiary (the "Bank").

          Each of the nominees is currently a director of the Company, and has been nominated by the Board to serve for an additional term. When properly executed and returned the enclosed Form of Proxy will be voted as specified thereon. If any nominee is unable or fails to accept nomination or election (which is not anticipated), the persons named in the proxy as proxies, unless specifically instructed otherwise in the proxy, will vote for the election in his or her stead of such other person as the Company's existing Board of Directors may recommend. The Bylaws of the Company require that any nominee for election as a director not nominated by the Board be submitted to the Secretary of the Company, along with certain information about the nominee, not later than April 11, 2001. Directors are elected by a plurality of the votes cast by the holders of the Common Stock at a meeting at which a quorum is present. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TEN NOMINEES PREVIOUSLY NAMED.


          DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY AND THE BANK


          No director or executive officer of the Bank or Company is related to any other director or executive officer, except that Robert W. Pollard, Jr. is the brother-in-law of R. Daniel Blanton. No director or executive officer currently serves as an officer or director of any other financial institution.

          All directors of the Company will serve until the next annual meeting of the shareholders of the Company or until their successors are elected and have qualified. Officers of the Company and the Bank serve at the pleasure of their respective Board of Directors.

          The following additional information has been supplied by the directors and officers of the Company and Bank.

          William J. Badger, a Director of the Bank and the Company since the organization of each (November 1988 and February 1992, respectively) has been the President of Howard Lumber Company, a dealer in building materials and supplies, since 1978. Prior to that time, he served as treasurer and worked in sales for the company. Mr. Badger received his Bachelor of Arts degree from the University of Georgia in 1972. He is active in the Kiwanis Club, the Construction Suppliers Association of Georgia, and the Augusta Builders Exchange.

          James G. Blanchard, Jr. was elected a Director of the Bank in 1996. Mr. Blanchard is a senior partner in the law firm of Fleming, Blanchard, Jackson, Ingram & Floyd, PC. He has actively practiced law since 1968. Mr. Blanchard is a native of Evans, Georgia, and graduated from Georgia Southern University. He received his law degree from the Cumberland School of Law at Samford University in Birmingham, Alabama. Mr. Blanchard was an organizing director of Georgia State Bank in 1970 and continued his service through the acquisition by Georgia Railroad Bank & Trust Company in 1986. He later served on the Board of Directors of Citizens Bank & Trust Company of Evans, Georgia. Mr. Blanchard serves as the attorney for the Columbia County Board of Education, Associate Judge of the Columbia County Juvenile Court and is City Attorney for the City of Grovetown, Georgia.

          J. Pierce Blanchard, Jr. began his service with the Bank in March, 1994 as Group Vice President and Columbia County Executive. In November, 1995 he was designated as Marketing Officer responsible for business development activities, branch administration and the overall marketing plan for the Bank. In October, 1997 Mr. Blanchard was elected Executive Vice President responsible for business development and branch administration. He was formerly employed as the President and Chief Executive Officer of Citizens Bank & Trust Company in Evans, Georgia, from 1989 until March, 1994. He also served with First Union National Bank and its predecessor, Georgia Railroad Bank & Trust Company from 1979 until 1989. Mr. Blanchard received his Bachelor of Business Administration degree from Georgia Southern University and is a graduate of the Georgia Banking School and the Graduate School of Banking of the South at Louisiana State
University.   He currently serves as Sergeant at Arms of the Coalition for
Quality Government, Chairman of the Augusta Metro Chamber of Commerce 2001 Total Resource Campaign and Treasurer of the Shield Club of Greater Augusta, Inc. He also serves on the Board of Directors of the Senior Citizens Council of Greater Augusta, CSRA Development Companies and Residential Care Facilities for the Elderly Authority of Columbia County.

          R. Daniel Blanton has been President and Chief Executive Officer of the Company and the Bank since October, 1997. He has been a Director of the Company since it was formed and has been a Director of the Bank since June, 1990. Prior to his current position, he held the title of Executive Vice President and Senior Lending Officer of the Bank and was named Chief Operating Officer of the Company and the Bank in November, 1995. Mr. Blanton was Vice President of The Bank of Columbia County in Martinez, Georgia from 1987 to 1988. From 1986 to 1987, he was self-employed as a real estate developer. From 1976 to 1986, Mr. Blanton served as Senior Vice President and Senior Lending Officer of Georgia State Bank in Martinez, Georgia. A graduate of Georgia Military

College, Mr. Blanton received his Bachelor of Science Degree from Clemson University in 1973 and received further training at the Georgia Banking School in 1982. He graduated from the Graduate School of Banking of the South at
Louisiana State University in 1985.   Mr. Blanton serves on the Board of
Directors of the Family Y, Fore Augusta Foundation, Sacred Heart Cultural Center, United Way, and the CSRA Regional Development Companies where he also
serves as Chairman of the Loan Review Committee.   He is a member of the
Advisory Board at Augusta State University College of Business, the Augusta Museum of History, Fort Discovery National Science Center, and the Augusta Metro Chamber of Commerce where he also serves on the Economic Development Council. Mr. Blanton chairs the Credit Committee for the Georgia Bankers Association and
in May 2001, he will begin serving on its Board of Directors.   He is a member
of the Exchange Club of Augusta and the Augusta Symphony League.

          W. Marshall Brown, a Director of the Bank since May, 1998, is a Divisional Vice President with PaineWebber in Augusta, Georgia. Mr. Brown previously served as Executive Vice President of NationsBank Corporation and President of NationsBank Richmond County from 1986-1997. He serves on the Board of Augusta State University Foundation, the Augusta Technical College Foundation, and is Chairman Elect of the Walton Rehabilitation Hospital Foundation. He also serves on the board of the Pinnacle Club and is a Trustee of the Tuttle Newton Home. He earned a Business Administration degree from Francis Marion University. He is a member of Reid Memorial Presbyterian Church.

          William P. Copenhaver, a Director of the Company since its formation and a Director of the Bank since September, 1991, is a private investor and the retired Chairman of the Board and President of Columbia Nitrogen Corporation and Nipro, Inc., positions he held until 1991. Mr. Copenhaver is a graduate of Virginia Polytechnic Institute and State University and the Harvard University Business School. He currently serves on the Board of Directors of The Creel Foundation, Inc. and the Greater Augusta Community Foundation, Inc. A resident of Augusta since 1971, Mr. Copenhaver is a member of the Augusta National Golf Club, the West Lake and Augusta Country Clubs, and St. John's Methodist Church. Mr. Copenhaver previously served on the Board of Directors of Arcadian Corporation, Georgia Power, LaRoche Chemical, Millhaven Corporation and the Southern Company.

          Warren A. Daniel, a Director of the Bank since July, 1990, has been an agent for Northwestern Mutual Life Insurance Company since 1978. He is also President of Group & Benefits Consultants, Inc. Prior to 1978, Mr. Daniel was a Loan Officer with SunTrust Bank in Augusta. He is a graduate of Richmond Academy in Augusta and received his Bachelor of Business Administration degree from the University of Georgia in 1970. Mr. Daniel's professional designations include Chartered Life Underwriter and Chartered Financial Consultant. He currently serves as a Director of Howard Lumber and is past Chairman of the Metro Augusta Chamber of Commerce and is active in other civic and business organizations

          Dr. Shirley A. R. Lewis, a Director of the Bank since August, 1994, is the President of Paine College in Augusta, Georgia. She earned a Ph.D. in Education from Stanford University and M.S.W. and B.A. degrees from the University of California, Berkeley. She also holds a Certificate in African Studies from the joint program of the University of London and University of Ghana. Prior to assuming the Presidency at Paine College in 1994, Dr. Lewis served as Assistant General Secretary of the Black College Fund of the General Board of Higher Education and Ministry of the United Methodist Church in Nashville, Tennessee since 1986. She is a past member of the College of Education Planning Committee for the Africa University in Mutare, Zimbabwe. She is the author of numerous articles and research memoranda on higher education, language arts, historically black colleges and universities, and teacher training. Dr. Lewis participates in a variety of civic, educational and service activities including the United Negro College Fund, the Association of Governing Boards, and the National Association of Independent Colleges and Universities. She is a member of the Board of Directors of the Medical College of Georgia Research Institute, MCG, Inc., Augusta Rotary Club, and she is a trustee at St. Mary's College in Notre Dame, Indiana.

          Tom C. McLaughlin has served as Group Vice President and Senior Lending Officer of the Bank since October, 1997. He previously served as Senior Vice President and Commercial Loan Officer since 1993, and has been with the Bank since 1991. His career in the financial services industry began in 1970 with C.I.T. Financial in Augusta and continued with that firm until his employment with Georgia State Bank in December 1983. A native Augustan, Mr. McLaughlin attended public schools in Richmond County and graduated from Carlisle Military Academy in 1967. He graduated from the Graduate School of Banking of the South at Louisiana State University in 1997. He is a member of the Kiwanis Club of Augusta.

          Edward G. Meybohm has served as Vice Chairman of the Company's Board of Directors since its formation and is the current Chairman of the Bank's Board of Directors and the Asset/Liability and Investment Committee of the Bank's Board. He has been the President of Meybohm Realty, Inc., a real estate brokerage firm, since 1977. Prior to 1977, Mr. Meybohm worked at Southern Finance Corporation, where he was employed from 1970. Mr. Meybohm, a native of Harlem, Georgia, received his Bachelor of Science degree in Education from Georgia Southern University in 1964. He served as a member of the Board of Directors of Georgia State Bank, Martinez, Georgia, from November 1983 through December 1985, when Georgia State Bank merged with Georgia Railroad Bank. Thereafter, Mr. Meybohm continued to serve on the Columbia County Advisory Board of Georgia Railroad Bank and its successor, First Union National Bank of Georgia, until his resignation in June, 1988. Mr. Meybohm is past President of the Georgia Association of Realtors, a past Chairman of the Metro Augusta Chamber of Commerce, a past member of the Georgia State Board of Education, and is active in other civic and business organizations. He is currently a member of the Board of Governors of Augusta Country Club.

          Grey B. Murray, a Director of the Bank since May, 1998, is a native of Augusta. He is graduate of Richmond Academy and Clemson University. He currently serves as President of United Brokerage Company, Inc. Mr. Murray has served on the University Hospital Foundation Board and attends St. Paul's Episcopal Church.

          Travers W. Paine III, a Director and Corporate Secretary of the Company since its formation and a Director and Corporate Secretary of the Bank since it was organized, is a partner in the law firm of Paine Little LLP, of Augusta. After graduating from Richmond Academy in Augusta, Mr. Paine received his Bachelor of Business Administration and Juris Doctor degrees from the University of Georgia in 1970 and 1973, respectively. Active in civic, business and professional organizations, he is a member of the Forum Committee on Health Law of the American Bar Association and the American Health Lawyers Association. Mr. Paine is a member of the National Association of Bond Lawyers and is a former member of the City Council of Augusta. He is a member of the Board of Directors of numerous closely held companies and non-profit organizations

          Robert W. Pollard, Jr. has been a Director of the Company and the Bank since August, 1994. In April, 1995, he was elected Chairman of the Board of the Company and Vice Chairman of the Bank. He also serves as Chairman of the Executive Committee and Compensation Committee of the Company's Board. He is President of Pollard Lumber Company, Inc., a lumber manufacturer located in Appling, Georgia. He is a native of Appling, Georgia, and attended Harlem High School. He also attended the University of Georgia and received his Bachelor of Science degree in Forest Resources. Mr. Pollard has served on the Board of Directors of the Southeastern Lumber Manufacturers Association, the Georgia
Forestry Association and as Chairman of the Southern Timber Council.   He
currently serves on the Board of Trustees of Westminster Schools and is a member and Deacon of Kiokee Baptist Church in Appling.

          Larry S. Prather, a Director of the Bank since January 1, 1993, was previously an organizer and member of the Board of Directors of FCS Financial Corporation and First Columbia Bank. He has been self-employed as the President and owner of Prather Construction Company, Inc., a utility and grading contractor, for the past twenty-six years. A native of Columbia County, Mr. Prather has served as a member of the Columbia County Board of Education, the Development Authority of Columbia County and as Chairman of the Columbia County Board of Commissioners. Mr. Prather is a graduate of Harlem High School and the University of Georgia where he received a Bachelor of Science degree in Business Administration. He is also a member of Harlem Methodist Church.

          Milton Ruben, C.P.A. has served as a Director of the Bank since November, 1998, has operated various automobile dealerships in Augusta since 1979 and currently owns Milton Ruben Auto Mall. He is a member of the National Automobile Dealers Association, the Augusta Automobile Dealers Association, and the Georgia Automobile Dealers Association. He serves as Treasurer for both the CSRA Chevrolet Advertising Association and the Peach States Life Insurance Company. Mr. Ruben is a former Zone Representative for the Chevrolet Dealer Council and now serves as Zone Representative for the Jeep Dealer Council.
Since 1992, he has served on the Board of Directors of Chrysler/Plymouth/Jeep Southeast Ad Association. Mr. Ruben holds a Bachelor of Business Administration from Tulane University and a Master of Accountancy With Distinction from the University of Georgia. Mr. Ruben previously served on the Board of Directors of the Jewish Community Center, the Augusta Metro Chamber of Commerce and the University Hospital Foundation.

          James W. Smith, Jr. has been a Director of the Bank since May, 1998. He is a native Augustan. He is a graduate of Richmond Academy and the General Motors Training Center. He is the owner of Smitty's Auto Service/Smith Tire Company located on Gordon Highway. He retired in 1996 from his auto service operation which was founded in 1936 and is now a third generation family business. He has served as President of the Automotive Service Association of Georgia and is past Treasurer of Automotive Air Group National. Mr. Smith was the recipient of the 1995 Optimist Club's Service to Mankind Award, the 1996 Automotive Air Group National Man of the Year Award and 1997 Augusta Clean and Beautiful Visionary Award. Mr. Smith serves on the Board of Directors of the Metro Augusta Chamber of Commerce as well as the University Hospital Authority and University Research Board. He is President of Greater Augusta Progress, Inc. as well as founder of Richmond County's Pride and Progress Committee, a member of the Hephzibah Agricultural Club, the Christian Business Mens Club and Augusta South Rotary. He is a member of Hillcrest Baptist Church and serves as Brotherhood Director and serves on the Church Council and the Budget and Finance Committee.

          Randolph R. Smith, M.D. has been a Director of the Bank and Company since each was organized and serves as Chairman of the Audit Committee of the Company's Board. Dr. Smith is a specialist in plastic and reconstructive surgery and a member of the medical staff of University Hospital in Augusta where he has served as Chief of Staff and is Chairman of University Health, Inc. He has practiced medicine in the Augusta area since 1978. Prior to that time, Dr. Smith served his residency at the Medical College of Georgia in Augusta and Duke University. He graduated from Richmond Academy in Augusta, received his Bachelor of Science Degree from Clemson University in 1966 and his M.D. degree from the Medical College of Georgia in 1970. Dr. Smith was awarded an honorary doctorate from Clemson in 1997 for his volunteer services in developing countries. Dr. Smith is an Augusta, Georgia native and is active in civic and professional associations and has received The Book of Golden Deeds Award from The Exchange Club of Augusta, The Paul Harris Fellowship award by the Rotary Club of Augusta, the Civic Endeavor Award by the Richmond County Medical Society and the Jack A. Raines Humanitarian Award presented by the Medical Association of Georgia for 1999. He currently serves as Senior Warden at St. Paul's Episcopal Church and President of the Exchange Club of Augusta.

          Edward J. Tarver, a Director of the Bank since May, 1998, is a partner in the law firm of Hull, Towill, Norman, Barrett & Salley in Augusta, Georgia. He graduated from Augusta State University and received his J. D. degree in 1991 from the University of Georgia. Mr. Tarver is Chairman Elect of the Augusta Metro Chamber of Commerce and Chairman of the Board of Trustees of the Leadership Georgia Foundation. Mr. Tarver serves as Director on the Boards of the Southeastern Natural Sciences Academy, the University of Georgia National Alumni Association and the Augusta Chapter of the American Red Cross. He is past President, legal counsel and current member of the Board of Directors of the East Georgia Easter Seal Society. He also serves as a member of the Board of directors and legal counsel for the Southeastern Technology Center, Inc. He is past Chairman of the St. John Towers Advisory Board, and serves on the Augusta-Richmond county General Aviation Commission. Mr. Tarver serves on the Attorney Advisory Committee for the U.S. District Court for Southern District of Georgia and is an active member of the Georgia Bar Association. As an active member of the Augusta Bar Association, he has served on the Executive Committee, the Law Day Committee and the Admissions Committee. He is a member of the Augusta Exchange Club. Mr. Tarver is a member of Aldersgate United Methodist Church in Augusta.

          Ronald L. Thigpen has served as Executive Vice President and Chief Operating Officer of the Company and the Bank since October, 1997, having joined the Company and the Bank as Chief Financial Officer upon the acquisition of FCS Financial Corporation in December, 1992. He was elected to the Board of Directors of both the Company and the Bank in April, 1995. He was previously employed as the President and Chief Executive Officer of FCS Financial Corporation and First Columbia Bank from January, 1991 to December, 1992. From 1971 through 1990, Mr. Thigpen served First Union National Bank, and its predecessors Georgia Railroad Bank and Central Bank of Georgia, in a variety of positions in Augusta, Macon, and Columbus, Georgia. He received his Bachelor of Business Administration degree from Augusta State University in 1973 and is a 1980 graduate of the Graduate School of Retail Bank Management at the University of Virginia. He also graduated from the Graduate School of Banking of the South at Louisiana State University in 1985. He is a member of the Board of Directors of the University Health Care Foundation, the Golden Harvest Food Bank and the national Board of Directors of the Financial Managers Society, headquartered in Chicago,

Illinois. Mr. Thigpen is Chairman of the Development Authority of Columbia County and Vice Chairman of the Augusta Metro Chamber of Commerce Board of Directors. He also serves on the Augusta Metro Chamber of Commerce Economic Development Council and the Advisory Board for St. John Towers. Mr. Thigpen is a member of the Rotary Club of Augusta and a member of the Hephzibah Agricultural Club. He is a member of Wesley United Methodist Church and serves as Chairman of the Trustees.

          John W. Trulock, Jr., a Director of the Company and the Bank since April, 1995, is a native Augustan. He attended Augusta State University and is a graduate of the University of Georgia, Athens, Georgia. Mr. Trulock has served as an agent for Massachusetts Mutual Life Insurance Company in Augusta since 1981. Mr. Trulock is a past President of the Exchange Club of Augusta, the Augusta State University Alumni Association, Garden City Lions Club, and Boys Club of Augusta as well as past Chairman of the Augusta State University Foundation. He is a member of Covenant Presbyterian Church where he has served as Deacon, Elder, and Trustee.

                             DIRECTOR COMPENSATION

          Directors of the Company and the Bank who are not employees of the Company or the Bank receive a fee for their service on the Boards of the Company and the Bank equal to $100 for each such Board meeting attended. In addition non-employee Directors are paid a $100 fee for each Company or Bank Board committee meeting attended. Directors who are Company or Bank employees receive no compensation for their service on the Company and Bank Boards or their committees.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          The Company's Board of Directors has an Executive Committee, Audit Committee, and Compensation Committee.

          The Executive Committee is responsible for making recommendations to the Board on a variety of matters, including the nomination of individuals for election to the Company's Board of Directors. During 2000, the Executive Committee's members included: Robert W. Pollard, Jr., Chairman, R. Daniel Blanton, William P. Copenhaver, Edward G. Meybohm, Travers W. Paine III, Dr. Randolph R. Smith and Ronald L. Thigpen. The Executive Committee held six meetings during 2000.

          The Audit Committee meets, at a minimum, quarterly prior to the regular Bank Board meeting and functions as a joint committee of the Company and the Bank. The Company's internal auditor meets with and presents a report to this Committee. The Chairman of the Audit Committee makes a report to the full Board of Directors at the next scheduled meeting. The Audit Committee has the responsibility of reviewing the Company's consolidated financial statements, evaluating internal accounting control, reviewing reports of regulatory authorities, and determining that all audits and examinations required by law are properly performed. The Committee recommends to the Board the appointment of the Company's independent auditors for the next fiscal year, reviews and approves the internal auditors' audit program, and reviews with the independent auditors the results of the annual audit and management's response thereto. Please see "Audit Committee Report" for additional information. During 2000, the Company's Audit Committee members were Dr. Randolph R. Smith, Chairman, William J. Badger, James G. Blanchard, Jr., W. Marshall Brown and Edward J. Tarver. The Audit Committee met four times during 2000.

          The Compensation Committee is responsible for making recommendations to the Company Board to assure that competitive and fair compensation is provided to the officers and employees in order to recruit and retain quality personnel. This Committee also functions as a joint committee of both the Company and Bank Boards of Directors. This Committee periodically reviews and revises salary ranges and total compensation programs for officers and employees using an outside consultant to recommend salary ranges based upon current surveys of peer group market salaries for specific jobs. During 2000, the Compensation Committee was comprised of the following members: Robert W. Pollard, Jr., Chairman, W. Marshall Brown, William P. Copenhaver, Warren A. Daniel, Edward G. Meybohm and Travers W. Paine III. The Compensation Committee held four meetings during 2000. See "Compensation Committee Report" for additional information.

          The full Board of Directors of the Company held three meetings, and the Board of Directors of the Bank held twelve meetings, during the year ended December 31, 2000. All of the Directors of the Company attended at least 75% of such meetings and the meetings of each committee on which they served.


                                  PROPOSAL II
               APPROVAL OF THE GEORGIA BANK FINANCIAL CORPORATION
                         2000 LONG-TERM INCENTIVE PLAN


2000 Long-Term Incentive Plan

          The Board of Directors approved the Georgia Bank Financial Corporation
2000 Long-Term Incentive Plan (the "Plan") on December 13, 2000.   The Plan is
being submitted for approval by our shareholders at the Meeting so that incentive stock options may be awarded and so that certain awards made under the Plan my be fully deductible without regard for the deduction limits of Section 162(m) of the Internal revenue Code of 1986, as amended (the "Code").

          The aggregate number of shares of common stock which may be granted to participants pursuant to awards under the Plan may not exceed 100,000. As of March 28, 2001, there were 87,500 shares of common stock remaining available for awards under the Plan, approximately 187 employees, officers and directors eligible to participate in the Plan, and two persons holding outstanding awards representing 12,500 shares of common stock. The following summary is qualified by reference to the full text of the Plan, which is attached to this Proxy Statement as Appendix A.
             ----------

          The purpose of the Plan is to promote our success and enhance our value by linking the personal interests of our employees, officers, directors and consultants to those of our shareholders, and by providing participants with an incentive for outstanding performance. The Plan authorizes the granting of awards in the form of options to purchase shares of common stock. The maximum number of shares of common stock with respect to one or more options that may be granted during any one calendar year under the Plan to any one person is 10,000; but we may increase that limit by 10,000 shares in the case of an award made to a person in connection with his or her initial employment.

Administration

          The Plan is administered by the Compensation Committee of the Board of Directors. The committee has the authority to designate participants; determine the type or types of options to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the Plan; and make all other decisions and determinations that may be required under the Plan. The Board of Directors may at any time administer the Plan. If it does so, it will have all the powers of the committee.

Awards

          Stock Options. The committee is authorized to grant incentive stock options or non-qualified stock options under the Plan. The terms of an incentive stock option must meet the requirements of Section 422 of the Code. All options will be evidenced by a written award agreement with the participant, which will include any provisions specified by the committee. However, the exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and no option may have a term of more than 10 years.

          Limitations on Transfer, Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order, provided, however, that the committee may (but need not) permit other transfers where the committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.

          Acceleration Upon Certain Events. Upon a participant's death, disability or retirement, all of his or her outstanding options will become fully exercisable. Any of his or her options will thereafter continue or lapse in accordance with the other provisions of the Plan and the award agreement. Unless otherwise provided in an award agreement, upon the occurrence of a change in control of the company (as defined in the plan), all outstanding options will become fully vested; provided, however that such acceleration will not occur if, in the opinion of our accountants, such acceleration would preclude the use of pooling of interest accounting treatment for a change in control transaction that would otherwise qualify for such accounting treatment and is contingent upon qualifying for such accounting treatment. In addition, the committee may in its discretion declare any or all awards to be fully vested. The committee may discriminate among participants or among awards in exercising such discretion.

Termination and Amendment

          The Board of Directors or the committee may, at any time and from time to time, terminate, amend or modify the Plan without shareholder approval; but they may condition any amendment on the approval of our shareholders if such approval is necessary under tax, securities or other applicable laws, policies or regulations. No termination or amendment of the Plan may adversely affect any award previously granted under the Plan without the written consent of the participant and, unless approved by the shareholders or permitted by the anti-dilution provisions of the Plan, the exercise price of an outstanding option may not be reduced.

Certain Federal Tax Effects of the Grant, Exercise and Transfer of Options

          Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to us upon the grant of a nonqualified stock option under the Plan. When the optionee exercises a nonqualified option, however, he or she will realize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding deduction, subject to applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

          Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount, subject to applicable limitations under Code Section 162(m). While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee's alternative minimum taxable income.

          Transfers of Options. The committee may, but is not required to, permit the transfer nonqualified stock options granted under the Plan. Based on current tax and securities regulations, such transfers, if permitted, are likely to be limited to gifts to members of the optionee's immediate family or certain entities controlled by the optionee or such family members. The following paragraphs summarize the likely income, estate, and gift tax consequences to the optionee, us, and any transferees, under present federal tax regulations, upon the transfer and exercise of such options.

          Federal Income Tax. There will be no federal income tax consequences to the optionee, us, or the transferee upon the transfer of a nonqualified stock option. However, the optionee will recognize ordinary income when the transferee exercises the option, in an amount equal to the excess of the fair market value of the option shares upon the exercise of such option over the exercise price, and we will be allowed a corresponding deduction, subject to applicable limitations under Code Section 162(m). The gain, if any, realized upon the transferee's subsequent sale or disposition of the option shares will constitute short-term or long-term capital gain to the transferee, depending on the transferee's holding period. The transferee's basis in the stock will be the fair market value of such stock at the time of exercise of the option.

          Federal Estate and Gift Tax. If an optionee transfers a nonqualified stock option to a transferee during the optionee's life but before the option has become exercisable, the optionee will not be treated as having made a completed gift for federal gift tax purposes until the option becomes exercisable. However, if the optionee transfers a fully exercisable option during the optionee's life, he or she will be treated as having made a completed gift for federal gift tax purposes at the time of the transfer. If the optionee transfers an option to a transferee by reason of death, the option will be included in the decedent's gross estate for federal estate tax purpose. The value of such option for federal estate or gift tax purposes may be determined using a "Black-Scholes" or other appropriate option pricing methodology, in accordance with IRS requirements.

          Awards under the Plan will be made at the discretion of the committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by any person or groups pursuant to the Plan in the future.

Stockholder Vote Required to Approve the Plan

          The affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Meeting on this proposal will constitute approval of the Plan.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
PLAN.

                               NEW PLAN BENEFITS

                       Georgia Bank Financial Corporation
                         2000 Long-Term Incentive Plan

Name and Position                              Dollar Value ($)      Number of Units
Ronald L. Thigpen
Executive Vice President and
Chief Operating Officer                            $42,188(1)               7,500

Executive Group                                    $70,312(1)              12,500
Non-Executive Director Group                       $     0                      0
Non-Executive Officer and Employee Group

(1) The dollar value of the above options is equal to the difference between the option exercise price and fair market value of our common stock on December 31, 2000 (which was $30.00), multiplied by the number of shares underlying the options.

                       COMPENSATION OF EXECUTIVE OFFICERS

          Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to its chief executive officer and other executive officers, including the four other most highly compensated executive officers who receive more than $100,000 in compensation. For purposes hereof, only Mr. R. Daniel Blanton, the Company's Chief Executive Officer and Mr. Ronald
L. Thigpen, the Company's Chief Operating Officer are compensated at this level. The disclosure requirements include the use of tables and a report explaining the rationale and considerations that led to executive compensation decisions. The Compensation Committee has prepared the following report for inclusion in this Proxy Statement in response to those requirements.

          The Compensation Committee recommends to the Company Board of Directors payment amounts and bonus award levels for executive officers of the Company and the Bank. The following report reflects the compensation philosophy of the Company and the Bank as endorsed by the Company's Board of Directors and the Compensation Committee and resulting actions taken by the Company for the reporting periods shown in the compensation table.

                           Summary Compensation Table
                              Annual Compensation

                                                                                  Long Term
                                               Annual Compensation              Compensation
                                           ----------------------------         ------------
                                                                                   Awards
                                                                                ------------
                                                                                 Securities
                                                                                 Underlying
           Name and              Year         Salary           Bonus              Options/         All Other
      Principal Position                                                          SARs (#)      Compensation(8)
-----------------------------  ---------   ----------   ---------------         -----------   ------------------
R. Daniel Blanton                 2000      $140,000       $44,282(1)                -0-            $6,400
  President &                     1999       140,000        82,660(2)                -0-             6,400
  Chief Executive Officer         1998       120,000        34,800(3)                -0-             6,300


Ronald L. Thigpen                 2000      $120,000       $37,956(4)             7,500 (7)         $6,331
  Executive Vice President &      1999       120,000        76,280(5)                -0-             6,400
  Chief Operating Officer         1998       100,000        29,000(6)                -0-             5,291

________________________
(1) A cash incentive of $44,282 was paid to Mr. Blanton in February, 2001 relating to 2000 performance objectives.
(2) A bonus of $38,000 was paid to Mr. Blanton based upon the gain in the equity investment in Towne Services, Inc. and a cash incentive of $44,660 was paid relating to 1999 performance objectives.
(3) This cash incentive amount was paid to Mr. Blanton in February 1999 relating to 1998 performance objectives.
(4) A cash incentive amount of $37,956 was paid to Mr. Thigpen in February, 2001 relating to 2000 performance objectives.
(5) A bonus of $38,000 was paid to Mr. Thigpen based upon the gain in the equity investment in Towne Services, Inc. and a cash incentive of $38,280 was paid relating to 1999 performance objectives.
(6) This cash incentive amount was paid to Mr. Thigpen in February 1999 relating to 1998 performance objectives.
(7) Mr. Thigpen was granted (subject to shareholder approval of the 2000 Long-Term Incentive Plan) options for the purchase of 7500 shares.
(8) Reflects the annual 401(k) contribution of the Company.

                     Options/SAR Grants in Last Fiscal Year

           Individual Grants
                                                                                                     Potential realizable
                                                                                                        value at assumed
                                                                                                     annual rates of stock
                                        Percent of total                                               price appreciation
                                      Options/SARs granted                                               For option term
                      Options/SARs      to employees in      Exercise or base                              5%       10%
Name                   Granted (#)        fiscal year           price ($SH)     Expiration date        ($) (2)    ($) (2)
   (a)                     (b)                (c)                   (d)               (e)                (f)        (g)
--------------------------------------------------------------------------------------------------------------------------
R. Daniel Blanton            -0-                 -0-                   -0-               ---

Ronald L. Thigpen          7,500               51.7%               $24.375         7/25/2010           115,172    290,672

(1) Options vest over five years (vesting will accelerate upon a "change in control" as defined in the 2000 Long-Term IncentivePlan).
(2) In accordance with the rules of the SEC, the table sets forth the hypothetical gains that would exist for the options at the end of their ten year terms, based on assumed annual rates of compounded stock price appreciation of 5% and 10%. Actual gains, if any, on option exercises, are dependent upon the future performance of our common stock.

                 Aggregated Fiscal Year-End Option/SAR Values

                             Number of Options/SARs       Value of Options/SARs
                             at FY-End (#)                at FY-End ($)
Name                         Exercisable/Unexercisable    Exercisable/Unexercisable(1)
--------------------------------------------------------------------------------------
R. Daniel Blanton
  President &                         0/5,750                      $0/$83,749
  Chief Executive Officer

Ronald L. Thigpen
  Executive Vice President &          0/13,250                     $0/$125,937
  Chief Operating Officer

(1) The value of the options listed above is equal to the difference between the option exercise price and the fair market value of our common stock on December 31, 2000 (which was $30.00) multiplied by the number of shares underlying the options.

Employment Contracts and Termination of Employment and Change in Control Arrangements

     Employment Agreement with Mr. Blanton. During 2000, the Company entered into an Employment Agreement with Mr. Blanton, President and Chief Executive Officer of the Company, effective January 1, 2000. The Employment Agreement is for a term of three years and is renewable annually for additional terms of three years each year upon approval of the Compensation Committee. The base salary is set by the Compensation Committee annually. During 2000, the Company paid Mr. Blanton a base salary of $140,000 under this agreement and will pay him a base salary of $147,000 for 2001.

     Pursuant to the Employment Agreement, Mr. Blanton will also be entitled to an annual incentive award in an amount to be determined by the Compensation Committee and will be eligible to participate in the Company's Long-Term Incentive Plan. In the event of a change in control (as defined in the Employment Agreement), Mr. Blanton will be entitled to a cash payment equal to two times his average base salary plus cash bonuses paid during the first five years. The amount of such payments may be limited, to the extent any such payment would not otherwise be deductible to the Company as a result of Section 280G of the Internal Revenue Code. Mr. Blanton will also be entitled to deferred compensation of at least $120,000 annually, commencing upon retirement at age 65.

     In the event that Mr. Blanton's employment is terminated as a result of his death or permanent disability, the Company will pay his estate, or him, as the case may be, an amount equal to six months of his then current base salary. If Mr. Blanton's employment is terminated by the Company without "cause" (as defined in the Employment Agreement) he will be entitled to continue to receive his base salary for the longer of two years, or the remaining term of the Agreement. He will also be entitled to continuing medical coverage during such period, at the Company's expense. If, following a change in control, Mr. Blanton is (i) required to relocate a distance greater than 50 miles, (ii) required to accept a reduction in his "total annual compensation" (as defined in the Employment Agreement), or (iii) is required to perform duties or occupy a position other than that described in the Employment Agreement, he will be entitled to resign and to receive continuation payments of his total annual compensation and medical insurance benefits for a period equal to the greater of two years or the remaining term of the Employment Agreement. The Employment Agreement contains restrictive covenants related to noncompetition, nonsolicitation and confidentiality.

     Employment Agreement with Mr. Thigpen. The Company has also entered into an Employment Agreement with Mr. Thigpen, Executive Vice President and Chief Operating Officer. The Employment Agreement is for a term of three years and is renewable annually for additional terms of three years each upon approval of the Compensation Committee. The base salary is set by the Compensation Committee annually. During 2000, the Company paid Mr. Thigpen a base salary of $120,000 under this agreement and will pay him a base salary of $127,000 for 2001.

     Pursuant to the Employment Agreement, Mr. Thigpen will also be entitled to an annual incentive award in an amount to be determined by the Compensation Committee and will be eligible to participate in the Company's Long-Term Incentive Plan. In the event of a change in control (as defined in the Employment Agreement), Mr. Thigpen will be entitled to a cash payment equal to two times his average base salary plus cash bonuses paid during the last five years. The amount of such payments may be limited, to the extent any such payment would not otherwise be deductible to the Company as a result of Section 280G of the Internal Revenue Code. Mr. Thigpen will also be entitled to deferred compensation of at least $120,000 annually, commencing upon retirement at age 65.

     In the event that Mr. Thigpen's employment is terminated as a result of his death or permanent disability, the Company will pay his estate, or him, as the case may be, an amount equal to six months of his then current base salary. If Mr. Thigpen's employment is terminated by the Company without "cause" (as defined in the Employment Agreement) he will be entitled to continue to receive his base salary for the longer of two years, or the remaining term of the Agreement. He will also be entitled to continuing medical coverage during such period, at the Company's expense. If, following a change in control, Mr. Thigpen is (i) required to relocate a distance greater than 50 miles, (ii) required to accept a reduction in his "total annual compensation" (as defined in the Employment Agreement), or (iii) is required to perform duties or occupy a position other than that described in the Employment Agreement, he will be entitled to resign and to receive continuation payments of his total annual compensation and medical insurance benefits for a period equal to the greater of two years or the remaining term of the Employment Agreement. The Employment Agreement contains restrictive covenants related to noncompetition, nonsolicitation and confidentiality.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee in 2000 were Robert W. Pollard, Jr., W. Marshall Brown, William P. Copenhaver, Warren A. Daniel, Edward G. Meybohm and Travers W. Paine III. There were no interlocks with respect to the Compensation Committee in 2000.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

     The following graph compares the yearly percentage change in cumulative shareholder return on Georgia Bank Financial Corporation Stock with the cumulative total return of the Standard & Poor's 500 Index and SNL Less than 500M Southeast Index for the last five years (assuming a $100 investment on December 31, 1995).

                Comparison of Five Year Cumulative Total Return
            Georgia Bank Financial Corp, S&P 500 and SNL Bank Index

                                        1995    1996    1997    1998    1999    2000
                                        --------------------------------------------
GBFC                                   100.00  110.00  125.00  184.00  194.00  233.00
S & P                                  100.00  122.86  163.86  210.64  254.97  231.74
SNL Less than $500M Southeast Index    100.00  128.71  219.41  200.34  185.44  178.90

                         COMPENSATION COMMITTEE REPORT

Overview

     The Compensation Committee is composed entirely of individuals who are outside directors and functions as a joint committee of the Company and Bank Board of Directors. The Compensation Committee fully supports the Company's philosophy that the relationship between pay and individual performance is fundamental to a compensation program. Pay for performance relating to executive officer compensation is composed of base salary, annual cash incentives, stock options and long-term stock appreciation rights. The administration of executive officer compensation is based not only on individual performance and contributions, but also total Company performance relative to profitability measures and shareholder interests. The Compensation Committee makes recommendations to the Board to assure that competitive and fair compensation is provided to the officers and employees in order to recruit and retain quality personnel. The Compensation Committee periodically reviews and revises salary ranges and total compensation programs for officers and employees and uses an outside consultant to recommend salary ranges based upon current surveys of peer group market salaries for specific jobs. The peer group that the Company analyzes in determining officer and employee compensation is similarly situated banking organizations in the Southeast ranging in asset size of $300 million to $500 million and other banks that are direct competitors with the Company in its markets.

Base Salary and Increases

     In establishing executive officer salaries and increases, the Compensation Committee considers individual performance, the relationship of base pay to the existing salary market and increases in responsibility. The decision to increase base pay is recommended by the Chief Executive Officer and considered and approved by the Compensation Committee. It is further ratified by the full Board of Directors. Information regarding salaries paid by other financial institutions is obtained through formal salary surveys and other means and is used in the decision process to ensure competitiveness with the Company's peers and competitors.

     The Company's general philosophy is to provide base pay competitive with other banks and bank holding companies of similar size in the Southeast.

     The Compensation Committee formally reviews the compensation paid to executive officers in January of each year. Changes in base salary and the awarding of cash incentives are based on overall financial performance and profitability of the Company as compared to the Company's financial performance objectives, and the performance of the individual.

Annual Cash Incentives

     In 1997, the Company implemented an annual cash incentive program for officers and key managers. The Company utilizes cash incentives to better align pay with individual and Company performance. Funding for the cash incentives is dependent on the Company attaining performance thresholds for net income. The performance objectives promote a group effort by all officers and key managers. Once these thresholds are attained, the Compensation Committee, based in part upon recommendations of the Chief Executive Officer, may consider and approve awards to those officers and key managers who have made superior contributions to Company profitability as measured and reported against the individual performance goals established at the beginning of the year. The full Board of Directors ratifies the awards approved by the Compensation Committee. This philosophy assists in overall better control of expenses associated with salary increases by reducing the need for significant annual base salary increases as a reward for past performance, and places more emphasis on annual profitability and the potential rewards associated with future performance. Over time, it is anticipated that an increasing amount of the total earnings of all officers and key managers will be based on incentive compensation as opposed to automatic increases in base salaries. Market information regarding salaries is used to establish competitive rewards that are adequate to motivate strong individual performance during the year.

Long-Term Incentive

     The Company established in 1997, a Long-Term Incentive Plan designed to motivate sustained high levels of individual performance and align the interests of key officers with those of the Company's shareholders by rewarding capital appreciation and earnings growth. Upon recommendation by the Chief Executive Officer, and subject to approval by the Compensation Committee, stock appreciation rights may be awarded annually to those key officers whose performance during the year has made a significant contribution to the Company's long-term growth. Generally, stock appreciation rights are not grants or issuances of Company stock, but rather constitute a right to receive an amount of money in the future that is based upon the appreciation in the market value of the Company's common stock. The value of the stock appreciation rights are established at the end of a five-year period and the grantee vests in such rights value over a ten year period. This ten year vesting period is intended to promote long-term employment and continued contribution by those key officers. Since the inception of this program, the Company has awarded 40,538 stock appreciation rights. All base prices per share and rights amounts have been adjusted to reflect the 15% stock dividend paid by the Company on August 28, 1999.

     The Company proposes the approval of the 2000 Long-Term Incentive Plan in order to enhance and improve the level of long term benefits available to employees. By further linking the personal interest of employees to those of shareholders, the Company is able to offer a competitive benefit program comparable to similarly sized financial institutions.

Section 401(k) Plan

     The Bank has an employee savings plan that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended. Under this plan, participating employees may defer a portion of their pre-tax earnings, up to the Internal Revenue Service annual contribution limit. The Bank has the obligation under the employee savings plan to make an annual contribution of 3% of annual compensation of all eligible employees. The Bank has the option to make additional annual discretionary contributions to the plan. For the year ended December 31, 2000, the Bank contributed $173,378 to the plan, which represented 4% of the annual compensation of all eligible employees.

2000 Performance; Chief Executive Officer Compensation

     The Company's performance for the most recent five-year period has improved each year, and the Company exceeded its asset growth and profitability goals for 2000. In addition, the Company also continued to excel in non-financial performance areas, as the Company successfully addressed its policy objectives relating to customers, employees and communities.

     Mr. Blanton's compensation awards in 2000 were based upon the Compensation Committee's assessment of the Company's financial and non-financial performance and Mr. Blanton's individual performance. Mr. Blanton was named President and Chief Executive Officer of the Company and Bank in October, 1997. Prior to being named Chief Executive Officer, Mr. Blanton served as Executive Vice President and Chief Operating Officer of the Company and Bank. Based on Mr. Blanton's responsibilities, achievement and individual performance, the Company's performance and the compensation paid to chief executive officers of peer banks and bank holding companies, Mr. Blanton received a salary of $140,000 in 2000. In addition, based on the factors discussed herein, Mr. Blanton earned a cash incentive payment of $44,282 for 2000.

$1 Million Deduction Limit

     At this time, the Company does not appear to be at risk of losing deductions under the $1 million deduction limit on executive pay established under Section 162(m) of the Internal Revenue Code of 1986. As a result, the Compensation Committee has not established a policy regarding this limit. Nevertheless, in designing the 2000 Long-Term Incentive Plan, the Compensation Committee has taken steps which ensure that awards under that plan will be fully deductible.

Summary

     In summary, the Compensation Committee believes that the compensation program of the Company is reasonable and competitive with compensation paid by other financial institutions of similar size. The program is designed to reward managers for superior individual, Company and share value performance. The compensation program incorporates a shareholder point of view in several different ways. The Compensation Committee monitors the various guidelines that make up the program and may adjust them, as it deems appropriate to continue to meet Company and shareholder objectives.

     Robert W. Pollard, Jr., Chairman    W. Marshall Brown     William P. Copenhaver
     Edward G. Meybohm                   Warren A. Daniel      Travers W. Paine III

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 1, 2001, with respect to the directors, executive officers and certain other members of the Company's and Bank's management and any shareholder of the Company known to the Company to own 5% or more of the Company's Common Stock:

                              Position(s) with the Company       Number of Shares            Percentage of
Name and Address                     and the Bank (1)         Beneficially Owned (2)         Ownership (3)
--------------------------    ---------------------------------------------------------------------------
William J. Badger             Director                              30,932 (4)                  1.49%
P. O. Box 1039
Evans, Georgia 30809

J. Pierce Blanchard, Jr.      Executive Vice President -             1,507 (5)                  0.07%
3530 Wheeler Road             Branch Administration
Augusta, Georgia 30909        of the Bank

James G. Blanchard, Jr.       Director of the Bank                  21,440 (6)                  1.03%
461 Greene Street
Augusta, Georgia  30901

R. Daniel Blanton             Director, President and Chief        160,254 (7)                  7.73%
3530 Wheeler Road             Executive Officer
Augusta, Georgia 30909

W. Marshall Brown             Director of the Bank                   2,061                      0.10%
633 Berckman Road
Augusta, Georgia 30904

William P. Copenhaver         Director                              20,841                      1.00%
3531 Interlachen Road
Martinez, Georgia 30907

Warren A. Daniel              Director                              10,464 (8)                  0.50%
P. O. Box 14445
Augusta, Georgia 30919

Dr. Shirley A. R. Lewis       Director of the Bank                      --                        --
1235 Fifteenth Street
Augusta, Georgia 30901

Tom C. McLaughlin             Group Vice President                     962                      0.05%
3530 Wheeler Road             and Senior Lending
Augusta, Georgia 30909        Officer of the Bank

Edward G. Meybohm             Vice Chairman of the                 100,796 (9)                  4.86%
3519 Wheeler Road             Board of the Company
Augusta, Georgia 30909        and Chairman of the
                              Board of the Bank

Grey B. Murray                Director of the Bank                     575                      0.03%
496 Laney-Walker Blvd.
Augusta, Georgia 30901

Travers W. Paine III                        Corporate Secretary                 33,434 (10)           1.61%
945 Broad Street                            and Director
Suite 220
Augusta, Georgia 30901

Robert W. Pollard, Jr.                      Chairman of the Board              177,237 (11)           8.54%
5863 Washington Road                        of the Company, Vice
Applying, Georgia 30802                     Chairman of the Board
                                            of the Bank

Larry S. Prather                            Director of the Bank                11,305 (12)           0.54%
Box 70
Harlem, Georgia 30814

Milton Ruben                                Director of the Bank                 1,150                0.06%
3514 Washington Road
Augusta, Georgia 30907

James W. Smith, Jr.                         Director of the Bank                   460                0.02%
1423/1417 Gordon Highway
Augusta, Georgia 30901

Randolph R. Smith, MD                       Director                           114,440 (13)           5.52%
811 Thirteenth Street
Suite 28, Bldg. 3
Augusta, Georgia 30901

Edward J. Tarver                            Director of the Bank                    --                  --
700 SunTrust Bank Building
801 Broad Street
Augusta, Georgia 30901

Ronald L. Thigpen                           Director, Executive                  6,636 (14)           0.32%
3530 Wheeler Road                           Vice President and
Augusta, Georgia 30909                      Chief Operating Officer

John W. Trulock, Jr.                        Director                               451                 .02%
5-B George C. Wilson Court
Augusta, Georgia 30909

All executive officers and directors                                           694,945               33.50%
of the Company and Bank as a group
(20 persons)

Other Beneficial Owners of Greater than 5% of the Company's Common Stock
------------------------------------------------------------------------

Jennie F. Pollard                                                              367,115               17.70%
5795 Washington Road
Appling, GA 30802

Levi A. Pollard                                                                146,005 (15)           7.04%
3310 Scotts Ferry Road
Appling, Georgia 30802

___________________
1. Each person holds the offices and directorships listed with both the Company and the Bank unless otherwise noted.

2. Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission ("SEC") under the Securities and Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, nominees are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.

3.   Based on 2,074,381 shares issued and outstanding.

4.   Includes 2,950 held in Mr. Badger's IRA and 840 shares held by Mrs. Badger.

5. Includes 1,355 shares held in Mr. Blanchard's IRA and 152 shares held jointly with Mr. Blanchard's wife.

6. Includes 16,949 shares in a Profit Sharing Plan of which Mr. Blanchard is a beneficiary, 2,202 shares in Mr. Blanchard's wife in an IRA, 529 shares held jointly with Mr. Blanchard's wife and 1760 shares held in his IRA.

7. Includes 115 shares held in Mr. Blanton's IRA, 73,465 shares held by Mr. Blanton's wife, 2,709 shares held jointly with Mr. Blanton's wife, 37,379 shares held in trust by Mr. Blanton's wife, as trustee, for their minor children, and 3,754 shares held in Mr. Blanton's children's name.

8.   Includes 2,645 shares held in Mr. Daniel's IRA.

9. Includes 1,207 in an IRA and 25,259 shares owned by a pension and profit sharing plan as to which Mr. Meybohm is a beneficiary.

10. Includes 1,454 shares held by Mr. Paine's wife, 1,642 shares held by his minor children, 11,034 shares held by Mr. Paine in his IRA and 1,150 shares held in Augusta Green Inc.

11. Includes 1,408 shares held by Mr. Pollard's wife and 48,033 shares held in trust for their minor children, 638 shares held by Mr. Pollard's child, and 3,216 shares held in Mr. Pollard's IRA.

12. Includes 1,150 shares held in an IRA, 6,388 shares held by Prather Construction Co. Profit Sharing Plan, as to which Mr. Prather is a trustee and beneficiary.

13. Includes 28,554 shares held in a pension and profit sharing plan as to which Dr. Smith is a beneficiary

14. Includes 4,396 shares held in Mr. Thigpen's IRA and 460 shares held jointly with Mr. Thigpen's wife.

15.  Includes 17,825 shares held in trust for Mr. Pollard's children.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and the Bank have had, and expect to have in the future, banking and other business transactions in the ordinary course of business with directors and officers of the Company and Bank and their related interests, including corporations, partnerships or other organizations in which such officers or directors have a controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Such transactions have not and will not involve more than the normal risk of collectability nor present other unfavorable features to the Company or the Bank.

     Loans outstanding to officers, directors and affiliates totaled $6,455,929 and aggregated 18.8% of the Company's shareholders' equity at December 31, 2000. Deposit accounts with officers, directors and affiliates of the Company and the Bank totaled $5,153,000 at December 31, 2000.

     The law firm of Paine Little LLP, in which Mr. Paine is a partner, serves as legal counsel to the Company and Bank in connection with a variety of matters. Such services have been, and will continue to be, provided at rates less than or equal to the prevailing rates in the Augusta area for comparable services from unrelated parties. This representation has been approved by the Board of Directors of the Company and Bank, with Mr. Paine abstaining. During 2000, the Bank paid approximately $15,000 in the normal course of business to Paine Little LLP.

                            AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of five directors, each of whom is independent as such term is defined by Rule 4200 of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix B.
                   ----------

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the Company's consolidated financial statements as of, and for the year ended, December 31, 2000. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K as of and for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

     Randolph R. Smith, M.D., Chairman  William J. Badger James G. Blanchard,Jr.
     W. Marshall Brown                  Edward J. Tarver

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock, as well as certain affiliates of such persons, to file reports of initial ownership of the Company's Common Stock and changes in such ownership with the Securities and Exchange Commission. Executive officers, directors and persons owning more than ten percent of the Company's Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations that no other reports were required for those persons, the Company believes that, during the fiscal year ended December 31, 2000, all filing requirements applicable to its executive officers, directors, and owners of more than ten percent of the Company's Common Stock were complied with in a timely manner.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     KPMG LLP, Atlanta, Georgia, acted as the Company's principal independent certified public accountants for the fiscal year ended December 31, 2000. On February 21, 2001 KPMG LLP was appointed by the Board of Directors to act as the Company's independent certified public accountants for the current fiscal year ending December 31, 2001. The Board of Directors knows of no direct or material indirect financial interest by KPMG LLP in Georgia Bank Financial Corporation or of any connection between KPMG LLP and the Company, in any capacity as promoter, underwriter, voting trustee, director, officer, shareholder or employee. Representatives of KPMG LLP will be present at the 2001 Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Audit Fees

     The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual consolidated financial statements for the fiscal year ending December 31, 2000 and for the quarterly reviews of the consolidated financial statements included in the Company's Forms 10-Q filed during 2000 were $87,000.

Financial Information Systems Design and Implementation Fees

     No fees were billed by KPMG LLP for services rendered to the Company during the fiscal year ending December 31, 2000, in connection with operating, or supervising the operation of, the Company's information system or managing the Company's local area network and designing or implementing a hardware or software system that aggregates source data underlying the Company's financial statements or generates information that is significant to the Company's financial statements.

All Other Fees

     The aggregate fees billed by KPMG LLP for services rendered to the Company during the fiscal year ending December 31, 2000, other than those services described above, were $46,350.

Audit Committee Review

     The Company's Audit Committee has reviewed the services rendered and the fees billed by KPMG LLP for the fiscal year ending December 31, 2000. The Audit Committee has determined that the services rendered and the fees billed for the year ended December 31, 2000 that were not related to the audit of the Company's consolidated financial statements are compatible with the independence of KPMG LLP as the Company's independent accountants.

                SHAREHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the Company's 2002 Annual Meeting of Shareholders should be submitted to the Secretary of the Company by certified mail, return receipt requested, and must be received by the Company at its offices in Augusta, Georgia, on or before November 30, 2001 to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

                                 OTHER MATTERS

     Management of the Company is not aware of any other matter to be presented for action at the Meeting other than those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement. If any other matters come before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in accordance with their judgment. Pursuant to Section 2.13 of the Company's Bylaws, any matter to be presented for action other than those approved by the Board of Directors, the Chairman of the Board or the President must be submitted to the Secretary of the Company by April 11, 2001.

     A copy of the Company's 2000 Annual Report on Form 10-K is included herewith and is also available without charge (except for exhibits) upon written request to Georgia Bank Financial Corporation, 3530 Wheeler Road, Augusta, Georgia, 30909, Attention: Ronald L. Thigpen, Executive Vice President.


                                        By Order of the Board of Directors


                                        /s/ Travers W. Paine III
                                        -----------------------------------
Augusta, Georgia                        Travers W. Paine III
March 28, 2001                          Corporate Secretary

                                                            APPENDIX A


                      GEORGIA BANK FINANCIAL CORPORATION
                         2000 LONG-TERM INCENTIVE PLAN

                                   ARTICLE 1
                                    PURPOSE

     1.1  GENERAL.  The purpose of the Georgia Bank Financial Corporation 2000
          -------
Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Georgia Bank Financial Corporation (the "Corporation"), by linking the personal interests of its employees and officers to those of Corporation shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of employees and officers upon whose judgment, interest, and special effort the successful conduct of the Corporation's operation is largely dependent. Accordingly, the Plan permits the grant of incentive options from time to time to selected employees and officers.

                                   ARTICLE 2
                                EFFECTIVE DATE

     2.1  EFFECTIVE DATE. The Plan shall be effective as of the date upon which
          --------------
it shall be approved by the Board (the "Effective Date"). However, the Plan shall be submitted to the shareholders of the Corporation for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the shareholders and if the shareholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Options may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m).

                                   ARTICLE 3
                                  DEFINITIONS

     3.1  DEFINITIONS. When a word or phrase appears in this Plan with the
          -----------
initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a)  "Board" means the Board of Directors of the Corporation.

          (b) "Cause" as a reason for a Participant's termination of employment shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Corporation or an affiliated company, provided, however that if there is no such employment agreement in which such term is defined, "Cause" shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Corporation, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Corporation, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Corporation.

          (c) "Change of Control" means and includes the occurrence of any one of the following events:

               (i) individuals who, at the Effective Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no
                                                      --------  -------
          individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest (as described in Rule 14a-11 under the 1934 Act ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of any "person" (as such term is defined in Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) and 14(d)(2) of the 1934 Act) other than the Board ("Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director;

               (ii) any person becomes a "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided,
                                                                       --------
          however, that the event described in this paragraph (ii) shall not be
          -------
          deemed to be a Change in Control of the Corporation by virtue of any of the following acquisitions: (A) any acquisition by a person who is on the Effective Date the beneficial owner of 50% or more of the outstanding Company Voting Securities, (B) an acquisition by the Corporation which reduces the number of Company Voting Securities outstanding and thereby results in any person acquiring beneficial ownership of more than 50% of the outstanding Company Voting Securities; provided, that if after such acquisition by the
                      --------  ----
          Corporation such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Corporation shall then occur, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Parent or Subsidiary, (D) an acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities, or (E) an acquisition pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)); or

               (iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Corporation that requires the approval of the Corporation's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Reorganization"), or the sale or other disposition of all or substantially all of the Corporation's assets to an entity that is not an affiliate of the Corporation (a "Sale"), unless immediately following such Reorganization or Sale: (A) more than 50% of the total voting power of
          (x) the corporation resulting from such Reorganization or the corporation which has acquired all or substantially all of the assets of the Corporation (in either case, the "Surviving Corporation"), or
          (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by the Corporation Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization or
          Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (B) no person (other than (x) the Corporation,
          (y) any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation, or
          (z) a person who immediately prior to the Reorganization or Sale was the beneficial owner of 25% or more of the outstanding Company Voting Securities) is the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Reorganization or Sale were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Reorganization or Sale (any Reorganization or Sale which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

               (iv) approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e)  "Committee" means the committee of the Board described in Article
     4.

          (f) "Corporation" means Georgia Bank Financial Corporation, a Georgia corporation.

          (g)  "Covered Employee" means a covered employee as defined in Code
     Section 162(m)(3).

          (h) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in either case, has lasted or can reasonably be expected to last for at least 180 days out of a period 365 consecutive days. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

          (i)  "Effective Date" has the meaning assigned such term in Section
     2.1.

          (j) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

          (k) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (l) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

          (m) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (n) "Option Agreement" means any written agreement, contract, or other instrument or document evidencing an Option.

          (o) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Corporation. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

          (p) "Participant" means a person who, as an employee or officer of the Corporation or any Parent or Subsidiary, has been granted an Option under the Plan.

          (q) "Plan" means the Georgia Bank Financial Corporation 2000 Long-Term Incentive Plan, as amended from time to time.

          (r) "Retirement" means a Participant's termination of employment with the Corporation, Parent or Subsidiary after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Corporation, or, in the event of the inapplicability thereof with respect to the person in question, as determined by the Committee in its reasonable judgment.

          (s) "Stock" means the $3.00 par value common stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article 9.

          (t) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

          (u) "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (v) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE 4
                                ADMINISTRATION

     4.1  COMMITTEE.  The Plan shall be administered by a committee (the
          ---------
"Committee") appointed by the Board (which Committee shall consist of two or more directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder). However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Option made by the Committee which Option is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

     4.2  ACTION BY THE COMMITTEE.  For purposes of administering the Plan, the
          -----------------------
following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Parent or Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

     4.3  AUTHORITY OF COMMITTEE. Except as provided below, the Committee has
          ----------------------
the exclusive power, authority and discretion to:

          (a)  Designate Participants;

          (b) Determine the type or types of Options to be granted to each Participant;

          (c) Determine the number of Options to be granted and the number of shares of Stock to which an Option will relate;

          (d) Determine the terms and conditions of any Option granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Option, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Option, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Option, based in each case on such considerations as the Committee in its sole discretion determines;

          (f) Determine whether, to what extent, and under what circumstances an Option may be settled in, or the exercise price of an Option may be paid in, cash, Stock, other Options, or other property, or an Option may be canceled, forfeited, or surrendered;

          (g) Prescribe the form of each Option Agreement, which need not be identical for each Participant;

          (h) Decide all other matters that must be determined in connection with an Option;

          (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

          (k)  Amend the Plan or any Option Agreement as provided herein; and

          (l) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Corporation or any Parent or Subsidiary may operate, in order to assure the viability of the benefits of Options granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

     Not withstanding the above, the Board or the Committee may expressly delegate to a special committee consisting of one or more directors who are also officers of the Corporation some or all of the Committee's authority under subsections (a) through (g) above with respect to those eligible Participants who, at the time of grant are not, and are not anticipated to be become, either
(i) Covered Employees or (ii) persons subject to the insider trading rules of
Section 16 of the 1934 Act.

     4.4. DECISIONS BINDING.  The Committee's interpretation of the Plan, any
          -----------------
Options granted under the Plan, any Option Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5
                          SHARES SUBJECT TO THE PLAN

     5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 9.1,
          ----------------
the aggregate number of shares of Stock reserved and available for Options shall be 100,000.

     5.2. LAPSED OPTIONS.  To the extent that an Option is canceled, terminates,
          --------------
expires, is forfeited or lapses for any reason, any shares of Stock subject to the Option will again be available for the grant of an Option under the Plan.

     5.3. STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Option may
          -----------------
consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4. LIMITATION ON OPTIONS. Notwithstanding any provision in the Plan to
          ---------------------
the contrary (but subject to adjustment as provided in Section 9.1), the maximum number of shares of Stock with respect to one or more Options that may be granted during any one calendar year under the Plan to any one Participant shall be 10,000; provided, however, that in connection with his or her initial employment with the Company, a Participant may be granted Options with respect to up to an additional 10,000 shares of Stock, which shall not count against the foregoing annual limit.

                                   ARTICLE 6
                                  ELIGIBILITY

     6.1. GENERAL.  Options may be granted only to individuals who are employees
          -------
or officers of the Corporation or a Parent or Subsidiary.

                                   ARTICLE 7
                                 STOCK OPTIONS

     7.1. GENERAL.  The Committee is authorized to grant Options to Participants
          -------
on the following terms and conditions:

          (a)  EXERCISE PRICE.  The exercise price per share of Stock under an
               --------------
     Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.

          (b)  TIME AND CONDITIONS OF EXERCISE.  The Committee shall determine
               -------------------------------
     the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

          (c)  PAYMENT.  The Committee shall determine the methods by which the
               -------
     exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements or "attestation" of shares previously owned), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided that if shares of Stock are used to pay the exercise price of an Option (either by attestation or actual delivery), such shares must have been held by the Participant for at least six months. Payment of the exercise price of an Option may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

          (d)  EVIDENCE OF GRANT.  All Options shall be evidenced by a written
               -----------------
     Option Agreement between the Corporation and the Participant. The Option Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

          (e)  EXERCISE TERM. In no event may any Option be exercisable for more
               -------------
     than ten years from the date of its grant.

     7.2. INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Options
          -----------------------
granted under the Plan must comply with the following additional rules:

          (a)  EXERCISE PRICE.  The exercise price per share of Stock shall be
               --------------
     set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

          (b)  EXERCISE.  In no event may any Incentive Stock Option be
               --------
     exercisable for more than ten years from the date of its grant.

          (c)  LAPSE OF OPTION.  An Incentive Stock Option shall lapse under the
               ---------------
     earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive

     Stock Option under the circumstances described in paragraphs (3), (4) and
     (5) below, provide in writing that the Option will extend until a later date, but if an Option is exercised after the dates specified in paragraphs
     (3), (4) and (5) below, it will automatically become a Non-Qualified Stock
     Option:

               (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Option Agreement.

               (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Option Agreement.

               (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Corporation for cause (as determined by the Corporation), the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

               (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

               (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 8.5.

          Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 8, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

          (d)  INDIVIDUAL DOLLAR LIMITATION.  The aggregate Fair Market Value
               ----------------------------
     (determined as of the time an Option is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

          (e)  TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to
               ------------------
     any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

          (f)  EXPIRATION OF INCENTIVE STOCK OPTIONS.  No Option of an Incentive
               -------------------------------------
     Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

          (g)  RIGHT TO EXERCISE.  During a Participant's lifetime, an Incentive
               -----------------
     Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

          (h)  DIRECTORS.  The Committee may not grant an Incentive Stock Option
               ---------
     to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Corporation or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

                                   ARTICLE 8
                    OTHER PROVISIONS APPLICABLE TO OPTIONS

     8.1.  LIMITS ON TRANSFER. No right or interest of a Participant in any
           ------------------
Option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Parent or Subsidiary. No Option shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy
Section 414(p)(1)(A) of the Code if such Section applied to an Option under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability is appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Options.

     8.2.  BENEFICIARIES. Notwithstanding Section 8.1, a Participant may, in the
           -------------
manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Option Agreement applicable to the Participant, except to the extent the Plan and Option Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, the Participant's estate shall be deemed to be the beneficiary. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     8.3.  STOCK CERTIFICATES. All Stock issuable under the Plan is subject to
           ------------------
any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

     8.4.  ACCELERATION UPON DEATH, DISABILITY OR RETIREMENT. Notwithstanding
           -------------------------------------------------
any other provision in the Plan or any Participant's Option Agreement to the contrary, upon the Participant's death or Disability during his employment, or upon the Participant's Retirement, all of the Participant's outstanding Options shall become fully exercisable. Any Option shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Option Agreement.

     8.5.  ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided
           -------------------------------------
in the Option Agreement, upon the occurrence of a Change in Control, all outstanding Options shall become fully exercisable; provided, however that such acceleration will not occur if, in the opinion of the Corporation's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment.

     8.6.  ACCELERATION UPON CERTAIN EVENTS NOT CONSTITUTING A CHANGE IN
           -------------------------------------------------------------
CONTROL. In the event of the occurrence of any circumstance, transaction or
-------
event not constituting a Change in Control (as defined in Section 3.1) but which the Board deems to be, or to be reasonably likely to lead to, an effective change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options to be fully exercisable as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event.

     8.7.  ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has
           ---------------------------------
occurred as described in Section 8.5 or 8.6 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options shall become fully or partially exercisable as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Options granted to a Participant in exercising its discretion pursuant to this Section 8.7.

     8.8   EFFECT OF ACCELERATION. If an Option is accelerated under Section 8.5
           ----------------------
or 8.6, the Committee may, in its sole discretion, provide (i) that the Option will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Option will be settled in cash rather than Stock, (iii) that the Option will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

     8.9.  TERMINATION OF EMPLOYMENT.  Whether military, government or other
           -------------------------
service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in (i) a circumstance in which a Participant transfers from the Corporation to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Corporation, or transfers from one Parent or Subsidiary to another Parent or Subsidiary, or (ii) in the discretion of the Committee as specified prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant's employer from the Corporation or any Parent or Subsidiary.

                                   ARTICLE 9
                         CHANGES IN CAPITAL STRUCTURE

     9.1.  GENERAL.  In the event of a corporate transaction involving the
           -------
Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and Section 5.4 shall be adjusted proportionately, and the Committee may adjust Options to preserve the benefits or potential benefits of the Options. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Options; (iii) adjustment of the exercise price of outstanding Options; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Stock, the authorization limits under Section 5.1 and Section 5.4 shall be increased proportionately, and the shares of Stock then subject to each Option shall be increased proportionately without any change in the aggregate purchase price therefor.

                                  ARTICLE 10
                    AMENDMENT, MODIFICATION AND TERMINATION

     10.1. AMENDMENT, MODIFICATION AND TERMINATION.  The Board or the Committee
           ---------------------------------------
may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of shareholders of the Corporation if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

     10.2  OPTIONS PREVIOUSLY GRANTED.  At any time and from time to time, the
           --------------------------
Committee may amend, modify or terminate any outstanding Option without approval of the Participant; provided, however, that, subject to the terms of the applicable Option Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Option determined as if the Option had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination; and provided further that the original term of any Option may not be extended and, except as otherwise provided in the anti-dilution provision of the Plan, the exercise price of any Option may not be reduced. No termination, amendment, or modification of the Plan shall adversely affect any Option previously granted under the Plan, without the written consent of the Participant.

                                  ARTICLE 11
                              GENERAL PROVISIONS

     11.1.  NO RIGHTS TO OPTIONS. No person shall have any claim to be granted
            --------------------
any Option under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants or eligible Participants uniformly.

     11.2.  NO SHAREHOLDER RIGHTS.  No Option gives the Participant any of the
            ---------------------
rights of a shareholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Option.

     11.3.  WITHHOLDING.  The Corporation or any Parent or Subsidiary shall have
            -----------
the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Option is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Option shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     11.4.  NO RIGHT TO EMPLOYMENT OR OTHER STATUS.  Nothing in the Plan or any
            --------------------------------------
Option Agreement shall interfere with or limit in any way the right of the Corporation or any Parent or Subsidiary to terminate any Participant's employment or status as an officer at any time, nor confer upon any Participant any right to continue as an employee or officer of the Corporation or any Parent or Subsidiary.

     l1.5.  UNFUNDED STATUS OF OPTIONS. The Plan is intended to be an "unfunded"
            --------------------------
plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Option, nothing contained in the Plan or any Option Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Parent or Subsidiary.

     11.6.  RELATIONSHIP TO OTHER BENEFITS.  No payment under the Plan shall be
            ------------------------------
taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Parent or Subsidiary unless provided otherwise in such other plan.

     11.7.  EXPENSES. The expenses of administering the Plan shall be borne by
            --------
the Corporation and its Parents or Subsidiaries.

     11.8.  TITLES AND HEADINGS.  The titles and headings of the Sections in the
            -------------------
Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     11.9.  GENDER AND NUMBER.  Except where otherwise indicated by the context,
            -----------------
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     11.10. FRACTIONAL SHARES. No fractional shares of Stock shall be issued and
            -----------------
the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     11.11. GOVERNMENT AND OTHER REGULATIONS.  The obligation of the Corporation
            --------------------------------
to make payment of options in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock issued in connection with the Plan. The shares issued in connection with the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     11.12. GOVERNING LAW.  To the extent not governed by federal law, the Plan
            --------------
and all Option Agreements shall be construed in accordance with and governed by the laws of the State of Georgia.

     11.13. ADDITIONAL PROVISIONS.  Each Option Agreement may contain such other
            ---------------------
terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

     The foregoing is hereby acknowledged as being the Georgia Bank Financial Corporation 2000 Long-Term Incentive Plan as adopted by the Board on December 13, 2000.


                                   GEORGIA BANK FINANCIAL CORPORATION


                                   By: /s/ Robert W. Pollard, Jr.
                                      ---------------------------------------
                                      As its:  Chairman of the Board

                                                                      APPENDIX B


                     CHARTER OF THE AUDIT COMMITTEE OF THE
                              BOARD OF DIRECTORS

I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     . Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     . Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of Rule 4200 of the National Association of Securities Dealers listing standards. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

     Review Procedures

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited consolidated financial statements prior to filing or distribution. Review should include discussion of significant accounting principles, practices and judgements with management and independent auditors.

     3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting process and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly consolidated financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the committee may represent the entire Audit Committee for purposes of this review.

     Independent Auditors

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors independence.

     8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and internal audit, and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     Internal Audit Department and Legal Compliance

     11. Review the audit plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

     12. Review the appointment, performance, and replacement of the senior internal audit executive.

     13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     14. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     Other Audit Committee Responsibilities

     15. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

     16. Review financial and accounting personnel succession planning within the Company.

     17. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     18. Perform any other activities consistent with this Charter, the Company's by-laws, and governing laws, as the Committee or the Board deems necessary or appropriate.

     19. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                       GEORGIA BANK FINANCIAL CORPORATION
                               3530 Wheeler Road
                             Augusta, Georgia 30909
                               PROXY SOLICITED BY
          THE BOARD OF DIRECTORS OF GEORGIA BANK FINANCIAL CORPORATION
                  FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2001
  The undersigned hereby appoints J. Pierce Blanchard, Jr. and Tom C. McLaughlin, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the 2000 Annual Meeting of Shareholders of Georgia Bank Financial Corporation to be held at 4:00 p.m., on April 25, 2001 at the principal offices of the Company, 3530 Wheeler Road, Augusta, Georgia, or at any adjournment thereof.

  (1) Election of Directors:

      [_] FOR all nominees listed below       [_] WITHHOLD AUTHORITY TO VOTE
          (except as marked to the contrary)      for all nominees listed below:

   William J. Badger         Warren A. Daniel             Travers W. Paine III
   R. Daniel Blanton         Robert W. Pollard, Jr.       Randolph R. Smith, M.D.
   William P. Copenhaver     Edward G. Meybohm            Ronald L. Thigpen
                                                          John W. Trulock, Jr.

     (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name)

                               CONTINUED ON REVERSE

  (2) Approval of the Georgia Bank Financial Corporation 2000 Long-Term Incentive Plan

    [_] FOR    [_] AGAINST    [_] ABSTAIN

  (3) In their discretion, upon such other matters as may properly come before the meeting.

    [_] FOR    [_] AGAINST    [_] ABSTAIN

  This proxy will be voted in accordance with the direction of the undersigned as marked. If no direction is given, this proxy will be voted "FOR" the nominees listed and "FOR" the proposal to approve the Georgia Bank Financial Corporation 2000 Long-Term Incentive Plan.
                                              Dated:                    , 2001
                                                    --------------------

                                              ---------------------------------

                                              ---------------------------------
                                              Signature(s) of Shareholder
                                              Please sign exactly as name
                                              appears hereon. If shares are
                                              held jointly each shareholder
                                              should sign. Agents, executors,
                                              administrators, guardians,
                                              trustees, etc. should use full
                                              title. If the shareholder is a
                                              corporation, please sign full
                                              corporate name by an authorized
                                              officer.

  Please fill in, date and sign the proxy and return in the enclosed postpaid envelope.